SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 27, 1997

                           KOS PHARMACEUTICALS, INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)

  FLORIDA                          000-22171                        65-0670898
  -------                          ---------                        ----------
(State or other                   (Commission                     (IRS Employer
jurisdiction of                     File No.)                     Identification
incorporation)                                                         No.)

                            1001 BRICKELL BAY DRIVE
                                   25TH FLOOR
                              MIAMI, FLORIDA 33131
                    (Address of principal executive offices)

                                  305-577-3464
                                  ------------
              (Registrant's telephone number, including area code)

ITEM 8. CHANGE IN FISCAL YEAR.

     On August 27, 1997, the Board of Directors of the registrant voted to change the registrant's fiscal year end from June 30 to December 31, beginning with a short fiscal year ending on December 31, 1997. A transition report for the period from July 1, 1997, through December 31, 1997, will be filed on Form 10-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      KOS PHARMACEUTICALS, INC.

                                      By: /s/ DANIEL M. BELL
                                          ---------------------------------
                                          Daniel M. Bell
                                          President and Chief Executive Officer

Dated: September 2, 1997